UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2017 (September 20, 2017)

PHILLIPS EDISON GROCERY CENTER REIT I, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 20, 2017, Phillips Edison Grocery Center REIT I, Inc. (the “Company”) held its annual meeting of stockholders in Cincinnati, Ohio. The matters on the agenda for the annual meeting were the (1) election of five directors to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) approval of the transactions contemplated by the Contribution Agreement dated May 18, 2017 (“Contribution Agreement”), by and between the Company, Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison Limited Partnership, and the Other Contributors Listed in the Contribution Agreement; and (3) approval to adjourn the Annual Meeting, if necessary.

Proposal 1 - Election of Directors

The nominees submitted for election as directors were Jeffrey S. Edison, Leslie T. Chao, Paul J. Massey, Jr., Stephen R. Quazzo, and Gregory S. Wood. The votes cast “For,” votes “Withheld” and “Broker Non-votes” for each of the director nominees were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jeffrey S. Edison	98,421,089	4,593,407	-
Leslie T. Chao	98,500,330	4,514,166	-
Paul J. Massey, Jr.	98,505,189	4,509,307	-
Stephen R. Quazzo	98,359,018	4,655,478	-
Gregory S. Wood	98,522,106	4,492,390	-

All of the nominees were elected to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Proposal 2 - Approval of the Transactions Contemplated by the Contribution Agreement dated May 18, 2017 (“Contribution Agreement”), by and between the Company, Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison Limited Partnership, and the Other Contributors Listed in the Contribution Agreement

For	Against	Abstain	Broker Non-Votes
94,115,612	2,873,932	6,024,952	-

The proposal to approve the transactions contemplated by the Contribution Agreement was approved. The vote “For” for the transaction was 91.36%, “Against” was 2.78%, and “Abstain” was 5.84%, of the of the votes cast at the annual meeting,

Proposal 3 - Permission to Adjourn the Annual Meeting to Solicit Additional Proxies if Necessary

	For	Against	Abstain	Broker Non-Votes
Votes	93,754,775	3,643,160	5,616,561	-

The proposal to permit the Company’s board of directors to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals, was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT I, INC.

Dated: September 22, 2017	By:	/s/ R. Mark Addy
R. Mark Addy President and Chief Operating Officer